Exhibit 10.24

Form No: OGC-S-2010-08

Standard Amendment

This amendment (“Amendment”) is entered into between the University of Houston on behalf of its Department/College/Division/School of OTTI/Energy & Innovation (“University”) and FibroBiologics, Inc. (“Contractor”). University and Contractor may be referred to singularly as a Party and collectively as the “Parties.” This Amendment incorporates by reference and amends the Agreement entitled “Energy Research Park Industrial Lease” executed on August 1, 2023 (the “Agreement”).

THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

This amendment is to modify the “Energy Research Park Industrial Lease” lease for FibroBiologics, Inc. to:

Add lab space to the existing lease effective April 1, 2024 to end on July 31, 2024 based on connectivity level no affiliation/year 1.

-	TB5/Lab 119A (352 sqft) - $1,496.00 per month

To the extent the terms, provisions, covenants, or conditions in this Amendment are inconsistent with those in the Agreement, the terms, provisions, covenants, or conditions in this Amendment shall control and be binding on the Parties upon full execution of this Amendment by the Parties authorized representatives. All other terms, provisions, covenants, or conditions in the Agreement shall remain in full force and effect and shall not be superseded by this Amendment. This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof.

University of Houston	FibroBiologics, Inc.

Signature: /s/ Dr. Ramanan Krishnamoorti	Signature: /s/ Pete O’Heeron

Printed Name: Dr. Ramanan Krishnamoorti	Printed Name: Pete O’Heeron

Title: VP for Energy and Innovation	Title: CEO

Date: Effective April 1, 2024	Date: 3/19/2024

Note: Modification of this Form requires approval of OGC

APPROVED AS TO FORM BY:

/s/ M. Yzaguirre
OFFICE OF THE GENERAL COUNSEL
UNIVERSITY OF HOUSTON SYSTEM

EXHIBIT A

BUILDING DESCRIPTION AND OUTLINE OF LEASEHOLD PREMISES

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EXHIBIT A-1

PROJECT DESCRIPTION AND BUILDING LOCATION

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